MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.





FUND LOGO





Quarterly Report

February 28, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer of Merrill Lynch Adjustable Rate Securities Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.





Merrill Lynch Adjustable Rate Securities Fund, Inc.,
February 28, 1999


DEAR SHAREHOLDER

The US economy ended 1998 on an impressive note as gross domestic product (GDP) growth surged 6.1% in the fourth quarter of 1998 and 4.3% for all of 1998, the strongest rate of growth in 14 years. Consumer spending remains strong as low interest rates coupled with strong equity market gains continue to fuel demand. Nonetheless, global economic growth remains sluggish and turmoil persists, as Brazil devalued its currency during the February quarter.

US economic growth rose sharply in the fourth quarter of 1998 as numerous fundamental factors resulted in strong consumer demand. Strong equity market returns further contributed to household wealth, allowing consumers to spend a greater proportion of their personal incomes. In addition, the US unemployment rate, at 4.3%, remains near a 30-year low. Consequently, as consumers feel more comfortable with job security and employment prospects, confidence increases and consumers tend to spend more. More important, falling interest rates have contributed to a booming housing sector, which has fueled purchases of appliances and other household furnishings. As a result, durable goods purchases rose sharply and added 1.6% to GDP growth during the fourth quarter of 1998. In addition, lower interest rates allowed homeowners to refinance their mortgages, further enabling consumers to pay down debt or make new purchases. While fourth quarter growth was strong, it appears that much of the same economic euphoria is continuing into the first quarter of 1999.

The US housing market continues to exhibit remarkable growth. Through January 1999, existing home sales were reported at a 5.1 million-unit rate, an all-time record, while new home sales were reported at a 1.8 million-unit rate, a 12-year high. Consequently, consumer confidence is back in record territory after dipping slightly in the fourth quarter. The manufacturing sector is beginning to show renewed vigor after a sluggish period. The National Association of Purchasing Managers Index was 52.4 in February, the first reading over 50 in nine months. (A reading above 50 implies that the manufacturing sector expanded during the month.) A lack of corporate pricing power along with declines in oil and import prices continued to keep inflationary pressures subdued. Through February, both the consumer and producer price indexes were up just 1.6% and 0.5%, respectively. However, with the strength of the US economy, interest rates rose sharply as investors believed there might be the possibility of a monetary policy tightening by the Federal Reserve Board.

In his February Humphrey-Hawkins testimony, Federal Reserve Board Chairman Alan Greenspan indicated that the Federal Reserve Board "needs to evaluate whether the full extent of the easings undertaken last fall remain appropriate." Although Chairman Greenspan's statement raised speculation as to whether the Federal Reserve Board will increase interest rates, we believe it will adopt a neutral bias and refrain from raising interest rates in the near term for several reasons. First, while credit market conditions (which prompted the initial easings) have improved, they are still nowhere near the pre-crisis environment of August. Second, the global economic environment remains sluggish and could ultimately affect US growth. Finally, inflation essentially remains non-existent in the current environment. We believe this will allow the Federal Reserve Board additional time to assess the balance of risks to the US economy. However, should the US labor market begin to tighten further or inflation unexpectedly pick up, we expect the Federal Reserve Board to promptly tighten monetary policy.


Portfolio Strategy
US interest rates rose sharply toward the close of the February quarter, as concerns of a possible monetary policy tightening by the Federal Reserve Board arose in response to the unexpected and resounding strength of the US economy. The yield on the one-year US Treasury bill rose 0.35% to 4.85%, while the yield on the 30-year US Treasury bond rose 0.51% to 5.58% during the quarter. More important, the US Treasury yield curve steepened significantly as the yield spread between the three-month US Treasury bill and the ten-year US Treasury note widened to 0.62% from just 0.23% at the start of the February quarter. Consequently, the adjustable rate mortgage securities (ARMS) area was one of the few fixed-income sectors that generated a positive total rate of return during the quarter ended February 28, 1999. ARMS performed well for two primary reasons. First, in response to the steepening of the US Treasury yield curve and the rise in interest rates, the incentive for homeowners to refinance their mortgages was reduced. As a result, ARMS investors reduced their prepayment expectations, causing yield spreads to narrow and prices to rise. Second, because of the wide yield spreads and low dollar prices of ARMS, investor demand increased. However, the availability of ARMS remains limited. According to the Federal Home Loan Mortgage Corporation, less than 1% of the mortgages originated during the February quarter were ARMS. As a result, supply and demand pressures helped push ARMS prices higher.

During the February quarter, we increased our holdings of ARMS to 87% of net assets, up from 75% at the start of the three-month period. As a result, we benefited from the narrowing of ARMS yield spreads, and the Fund's net asset values rose during the February quarter despite an increase in interest rates. We continue to be predominately invested in seasoned ARMS (those originated more than six years ago), since we believe this sector will benefit most from a slowdown in ARMS prepayments. Although ARMS yield spreads have narrowed and prices have risen, we still believe ARMS offer value. Therefore, we intend to remain highly invested in ARMS. However, should ARMS prices begin to exceed fair value, we intend to scale back some of our holdings. It is our goal to seek to generate the highest possible yields while limiting any net asset volatility.


In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



March 26, 1999




Merrill Lynch Adjustable Rate Securities Fund, Inc.,
February 28, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                             Since         Standardized
                                                             12 Month        3 Month       Inception       30-Day Yield
                                                           Total Return    Total Return   Total Return    As of 2/28/99
ML Adjustable Rate Securities Fund, Inc. Class A Shares       +4.34%          +1.59%         +30.75%           5.15%
ML Adjustable Rate Securities Fund, Inc. Class B Shares       +3.53           +1.40          +37.06            4.59
ML Adjustable Rate Securities Fund, Inc. Class C Shares       +3.49           +1.39          +25.82            4.55
ML Adjustable Rate Securities Fund, Inc. Class D Shares       +4.07           +1.53          +42.34            4.91

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 2/28/99 and Class B & Class D Shares, from 8/2/91 to 2/28/99.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +4.57%         +0.39%
Inception (10/21/94) through 12/31/98      +6.41          +5.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                        +3.76%         -0.19%
Five Years Ended 12/31/98                  +4.65          +4.65
Inception (8/2/91) through 12/31/98        +4.25          +4.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                        +3.61%         +2.63%
Inception (10/21/94) through 12/31/98      +5.47          +5.47

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +4.31%         +0.13%
Five Years Ended 12/31/98                  +5.19          +4.34
Inception (8/2/91) through 12/31/98        +4.79          +4.22

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Adjustable Rate Securities Fund, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS
                                        Face                                                                          Percent of
                  Index                Amount                 Issue                            Cost        Value      Net Assets
Adjustable Rate*  Certificate of    $ 2,026,378   Federal National Mortgage Association,
Mortgage-Backed   Deposit Indexed                 #307622, 7.49% due 4/01/2023             $  2,083,025   $  2,064,697    2.21%
Obligations**     Obligations

                  Constant Maturity               Federal Home Loan Mortgage
                  Treasury Indexed                Corporation:
                  Obligations         1,483,452     #645073, 7.717% due 5/01/2015             1,508,485      1,548,591    1.66
                                      1,020,935     #607129, 7.03% due 1/01/2016              1,052,014      1,033,319    1.11
                                      4,537,302     #840032, 6.784% due 1/01/2019             4,709,485      4,635,852    4.96
                                      2,098,061     #606108, 7.251% due 9/01/2019             2,138,375      2,164,947    2.32
                                      1,871,420     #755194, 6.705% due 3/01/2020             1,876,304      1,893,203    2.03
                                         63,331     #785173, 6.962% due 8/01/2020                64,796         63,826    0.07
                                      1,175,640     #845139, 7.199% due 3/01/2022             1,192,862      1,186,116    1.27
                                      3,496,052     #845535, 7.31% due 10/01/2023             3,571,147      3,612,011    3.87
                                      4,680,481     #755170, 6.821% due 8/01/2031             4,838,447      4,752,139    5.09
                                                  Federal National Mortgage
                                                  Association:
                                      7,227,726     #70169, 6.753% due 12/01/2018             7,511,062      7,345,177    7.86
                                      2,500,633     #142069, 6.271% due 12/01/2021            2,552,209      2,536,967    2.72
                                      2,877,692     #139312, 6.926% due 12/01/2021            2,972,056      2,960,615    3.17
                                        842,011     #181278, 7.01% due 9/01/2022                862,643        852,010    0.91
                                      2,435,434     #200009, 6.569% due 2/01/2023             2,444,026      2,508,108    2.69
                                      2,386,306     #291252, 7.604% due 8/01/2024             2,416,106      2,433,650    2.61
                                        575,456     #324905, 7.37% due 9/01/2025                581,171        592,722    0.63
                                                  Government National Mortgage
                                                  Association:
                                      7,861,140     #8123, 6.875% due 1/20/2023               8,005,899      7,998,710    8.56
                                      3,574,394     #8217, 6.875% due 6/20/2023               3,616,610      3,636,945    3.89
                                      3,256,236   Prudential Home Mortgage Securities
                                                  Company, Inc., REMIC (a), 92-35-A1,
                                                  7.843% due 11/25/2022                       3,337,642      3,261,218    3.49

                  Cost of Funds       1,959,741   DLJ Mortgage Acceptance Corp., REMIC
                  Indexed Obligations             (a), 91-6-A1, 7.801% due 9/25/2021          1,993,271      1,959,741    2.10

                  London Interbank    2,472,016   Federal National Mortgage Association,
                  Offered Rate                    #305729, 7.419% due 2/01/2025               2,543,730      2,531,493    2.71
                  Indexed                         Resolution Trust Corporation, REMIC (a):
                  Obligations        15,005,923     92-C1-B, 7.625% due 8/25/2023            14,452,848     15,005,923   16.06
                                      4,253,655     92-C8-A2, 6.288% due 12/25/2023           4,261,918      4,216,435    4.51

                                                  Total Investments in Adjustable Rate
                                                  Mortgage-Backed Obligations                80,586,131     80,794,415   86.50


Derivative                           30,503,098   DLJ Mortgage Acceptance Corp., REMIC
Mortgage-Backed                                   (a), 92-6-A1, 0.651% due 7/25/2022            488,543        281,748    0.30
Obligations**--                          41,075   Federal Home Loan Mortgage Corporation,
Interest Only (b)                                 REMIC (a)(c), 92-1363-C, 447% due
                                                  8/15/2022                                     923,736        283,219    0.30
                                                  Sears Mortgage Securities Corp.,
                                                  REMIC (a):
                                          1,832     91-K-A4, 5,819% due 9/25/2021               324,155        164,549    0.18
                                     15,782,935     92-12-A3, 0.502% due 7/25/2022              202,924        157,829    0.17

                                                  Total Investments in Derivative
                                                  Mortgage-Backed Obligations--Interest
                                                  Only                                        1,939,358        887,345    0.95


Fixed-Rate                            1,307,656   Federal National Mortgage Association,
Mortgage-Backed                                   #201892, 8.50% due 9/01/2011                1,366,238      1,355,111    1.45
Obligations**
                                                  Total Investments in Fixed-Rate
                                                  Mortgage-Backed Obligations                 1,366,238      1,355,111    1.45


                                                  Total Investments in Mortgage-Backed
                                                  Obligations                                83,891,727     83,036,871   88.90


US Government                         8,000,000   Federal National Mortgage Association,
Agency Obligations                                  5.625% due 3/15/2001                      8,121,557      8,037,520    8.60

                                                  Total Investments in
                                                  US Government Agency Obligations            8,121,557      8,037,520    8.60


Short-Term        Repurchase          1,782,000   Morgan Stanley, Dean Witter & Company,
Securities        Agreements***                   purchased on 2/26/1999 to yield 4.73%
                                                  to 3/01/1999                                1,782,000      1,782,000    1.91

                                                  Total Short-Term Securities                 1,782,000      1,782,000    1.91


                                                  Total Investments                       $ 93,795,284      92,856,391   99.41
                                                                                          ============
                                                  Other Assets Less Liabilities                                554,341    0.59
                                                                                                          ------------  -------
                                                  Net Assets                                              $ 93,410,732  100.00%
                                                                                                          ============  =======


                  Net Asset Value:   Class A--Based on net assets of $961,697 and
                                              101,022 shares outstanding                                  $       9.52
                                                                                                          ============
                                     Class B--Based on net assets of $75,214,349 and
                                              7,927,562 shares outstanding                                $       9.49
                                                                                                          ============
                                     Class C--Based on net assets of $5,455,774 and
                                              574,909 shares outstanding                                  $       9.49
                                                                                                          ============
                                     Class D--Based on net assets of $11,778,912 and
                                              1,241,901 shares outstanding                                $       9.48
                                                                                                          ============


               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.
                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
               ***Repurchase Agreements are fully collateralized by US Government
                  Agency Obligations.